SUSTAINABILITY – MORE THAN A COMMITMENT ESG NDR PRESENTATION DECEMBER 14, 2020 DAN HENDRIX, CHIEF EXECUTIVE OFFICER BRUCE HAUSMANN, CHIEF FINANCIAL OFFICER

2 Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward- looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with the ongoing COVID-19 pandemic, including interruptions to our manufacturing operations and reduced demand for our products, and economic conditions in the commercial interiors industry. Additional risks and uncertainties that may cause actual results to differ materially from those predicted in forward-looking statements also include, but are not limited to the risks under the subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2019, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended April 5, 2020 and October 4, 2020, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth in the slides titled “Progress & Moving Forward”, “Company Overview,” “Participating in Attractive Commercial Flooring Categories”, “Strong Cash Flow Profile”, “Climate Take Back Mission” and “State of the Office”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix.

Investment Thesis

4 Interface at a Glance Global Sustainability Leader All products are Carbon Neutral Only Company with Carbon Negative Products 7 manufacturing locations on 4 continents 4,100 global employees Sales in over 110 countries Over 1,100 Sales & Marketing professionals Americas EMEA APAC Corporate Office Non-Office * See Appendix for a reconciliation of Non-GAAP figures Note: Geographic breakdown and segment figures represent YTD Q3 2020 REVENUE BY REGION REVENUE BY VERTICAL Interface is the leader in commercial flooring. ($ in millions, except EPS) LTM Q3 2020 Net Sales $1,166 Adj Operating Income* $126 Adj EPS (Diluted)* $1.34 Net Debt* $476 Adj EBITDA* $162 Net Debt / Adj EBITDA* 2.9x 47%53%55%31% 14%

5 Who We Are Leading global provider of commercial flooring: Carpet Tile, Modular Area Rugs, LVT, Rubber Strong brands with a history of innovation and a commitment to sustainability Engaged customer-centric culture focused on performance and galvanized around our sustainability mission Strong global sales & marketing capabilities Innovation and Design Leader in modular carpet Design and Innovation Leader Focused on Solving Customer Problems Across Multiple Segments Global sales & manufacturing footprint with industry-leading gross margins

Progress & Moving Forward

Interface®

Our sustainability journey began in 1994, led by our founder, Ray Anderson.

1994

EcoMetric Standards set to get Factories, Products, and Suppliers to Zero

Cool Blue process uses a wider range of materials used for backing and less dependent on petroleum

Entropy refined, biomimetic, modular carpet tile
i2 category of products

TacTiles glue-free installation system

First commercial carpet collection to use recycled nylon in the face fiber and a 100% recycled content vinyl backing layer

2010

Mission Zero goal accomplished, as first flooring manufacturer to sell all carbon neutral products

Prototype Proof Positive to view carbon as a resource

Climate Take Back Initiative to reverse global warming

Launch of carbon negative products (CQuest Backing and Carpet Tile)

2040

Carbon Negative Enterprise

Note: Data as of 2018

6

7 Company Overview COMPANY • Best-in-Class ESG Company Initiatives ‒ First-ever carbon-negative carpet tile product, which is third party verified under EPD ‒ All products are carbon neutral • Strong commercial brands that lead in growth areas of the industry ‒ Recognized design leader in commercial flooring • Attractive gross profit margins; Strong liquidity and healthy balance sheet • Global footprint with manufacturing on four continents to service local and global customers • Generated $149 million of cash from operations, trailing 12 months • Strong capital structure with no re-financing deadlines until 2025 and 2028 PRODUCT • Share leader in a $39 billion global commercial flooring category: – Leading share in carpet tile and rubber – Growing share in Luxury Vinyl Tile (LVT) • Solid growth execution and positioned for future growth: – Selling system transformation is increasing salesforce productivity and delivering results – Segmentation strategy is further expanding opportunity in healthcare, education, hospitality, and life sciences – Geographic diversification is leveraging global account growth opportunities, supplemented by our dealer strategy – Cross-selling opportunities are expanding across Interface and nora – FLOR consumer brand growing with omni-channel approach across catalog and phone • Robust innovation pipeline ‒ Advanced tufting technology ‒ Manufacturing efficiencies ‒ New product introductions around Luxury Vinyl Sheet and LVT Stone Collection

8 Wood Laminate LVT Other Resilient Ceramic Tile Carpet Tile Rubber Broadloom (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 14% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% E s ti m a te d C A G R t h ro u g h 2 0 2 4 Gross Margin Bubble size = Global commercial value of category, 2019 Global Commercial Flooring Categories Category Size vs Forecasted Growth and Average Gross Margin Participating in Attractive Commercial Flooring Categories Source: Management estimates Interface Serves Growing Segments of Resilient and Soft Surface with the Highest Margins

9 Strong Cash Flow Profile Historic Free Cash Flow / Free Cash Flow Conversion (1) Reduce Debt Reinvest in the Business Explore M&A Opportunities Return Excess Cash to Shareowners • Utilize excess cash to pay down debt • Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x • Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity and salesforce effectiveness • Opportunistically evaluate accretive M&A transactions • Reduced dividend to $0.01 per share in response to COVID • Investing in the business to fuel our growth strategy while upholding a disciplined approach to deleveraging Capital Deployment Philosophy (1) Free Cashflow represented as Adjusted EBITDA less Capital Expenditures; FCF Conversion indicates FCF as a % of Adjusted EBITDA I 79.9% I 70.3% I 62.1% I 58.2%

10 Expected Introduction of First Carbon Negative Carpet Tile in Q4 2020 Recognized Global Leadership in Environmental Sustainability

Environmental, Social, and Governance (ESG)

12 2019 Company Footprint

13 Continued Reductions in Environmental Impacts 46% of materials in products sold are from recycled or bio-based sources 75% of energy used at manufacturing sites is from renewable sources tonnes of verified emission reduction credits retired through Carbon Neutral Floors 5.3M *At global carpet manufacturing sites since 1996 Note: Data as of 2019 Link 46% improvement in energy efficiency* 96% decrease in market- based GHG emissions* 89% decrease in total water intake* 92% decrease in waste sent to landfills*

14 Note: Data as of 2019 pounds of post- consumer carpet collected and diverted into the most sustainable option 13.5M ReEntry program prompts reclamation process for recycling of carpet and other products. Net-Works program turns discarded fishing nets into supplemental income for communities and 100% recycled content nylon that we use in our carpet tiles. 114k pounds of post- consumer fishing nets collected and shipped to our yarn supplier for recycling Programs and Partnerships Suppliers to Zero program partners with Manufacture 2030 to measure and reduce the carbon footprint in our supplier’s raw materials with efficiency. of total enterprise carbon impact accounts for purchased raw materials 45%

15 Climate Take Back Mission Short-term Goal: Launch first-ever carbon negative carpet tile by YE2020 Long-term Goal: Become a carbon negative enterprise by 2040 Offer the industry’s lowest carbon footprint products Path to Success: Invest in product innovation Seek new opportunities launched Q4 2020.

Product Innovation – The First Carbon Negative Carpet Tile

- Our goal is to make products with the lowest carbon footprint possible – products that go beyond neutral to help restore the health of the planet
- We've innovated ways to work with recycled content and bio-based materials – which has led us to make carpet tiles that store carbon, preventing its release into the atmosphere
- When we stop seeing carbon as the enemy and start using it as a resource, great things can happen. Taking our cue from nature, we can learn to work with carbon, using it as a building block to engineer better products

The carbon life cycle

In the life of almost any product, carbon dioxide is released into the atmosphere. This release of carbon happens in two stages: the embodied carbon stage and the operational carbon stage



Embodied Carbon
Raw Material Acquisition
Manufacturing
Use
Disposal
Operational Carbon

Embodied carbon

The carbon dioxide emitted by making our products. This phase covers raw material creation, growth and extraction, through manufacture, until a product is ready for sale. Also known as "cradle to gate", this is the most exciting phase for us because we can engineer our embodied carbon footprint to negative



EMBODIED CARBON

Operational carbon

The carbon emitted after our product is installed. This phase includes customer use through end-of-life. Also known as "gate to end-of-life", this phase is much harder for us to control. So we purchase offsets and we reclaim and recycle our products at the end of their useful life



OPERATIONAL CARBON

CQuest™GB Backing

A new-and-improved version of our GlasBac™ backing. It features the same superior performance with a construction of post-consumer carpet tiles, bio-based additives, and pre-consumer recycled materials, which are net carbon negative

CQuest™Bio Backing

A non-vinyl backing made with biopolymers, and bio-based and recycled fillers which are net carbon negative

CQuest™ BioX Backing

Our most carbon negative backing. It's the same material make-up as CQuest™Bio with a higher concentration of carbon negative materials



16

Purpose-Driven Culture

Recognition

2020 UN Global Climate Action Awards

2020 GlobeScan/SustainAbility Leaders Survey Report

Fast Company's Most Innovative Companies of 2020

Corporate Knights' Green 50:
Top Business Moves that Helped the Planet (2020)

Sustainability Initiative of The Year 2020 (UK)
CFJ/CFA Awards (2020)

2020 GoldenBee CSR China Honor Roll
Sustainable Product & Service Award (China)

The Sustainability Awards 2020 Innovation:
Green Building Material (Australia)

Floor Covering Weekly's GreenStep Awards
Pinnacle Award Winner 2019

INEX Sustainable Product of the Year 2019 (India)

Sustainable Business Awards 2019 (Singapore)
Winner, Climate Changes & Best Flagship Initiative

Industry Leader

First company to adopt the Natural Step (TNS) Framework

First in our industry to adopt an Environmental Product Declaration (EPD)

Diversity & Inclusion

U.S. Minority Representation


Manager Level & Above
Minority 13%
White, Non-Hispanic 87%
Non-Management Positions
White, Non-Hispanic 48%
Minority 52%

U.S. Gender Diversity


Manager Level & Above
Female 41%
Male 59%
Non-Management Positions
Male 44%
Female 56%

Interface®

17

18 Management Oversight "At Interface, purpose and profits do not compete for resources. We believe in a purpose driven approach that creates value for all of our stakeholder groups equally, our employees, our customers, our shareholders, and the environment. While we have come a long way in my 37 years with the Company, much work remains. I am optimistic that we can deliver on this challenge, and I believe we can make it possible.” "Our commitment to delivering value to multiple stakeholder groups is a foundational hallmark of our organization. We have seen the value of this commitment in our inspired and engaged culture, in our product innovation and differentiation and in our operations. As we pursue our mission focused on creating positive impacts in the world, we will continue to pioneer approaches to sustainable business and share our lessons learned with our customers, industry and the world.” “Sustainability is core to Interface’s DNA and drives decision making across many facets of its business – including corporate responsibility, human capital management, safety, ethical behavior, and corporate governance. The Board of Directors is committed to supporting Interface as it creates a sustainable business model for itself and for the Earth.” Dan Hendrix President, Chief Executive Officer & Chairman of the Board Erin Meezan Vice President & Chief Sustainability Officer Chris Kennedy Lead Independent Director Our board and executive team has a continued commitment to ESG.

19 Experienced and Diverse Board of Directors Joseph Keogh Chairman and CEO, Wood Partners Sheryl Palmer Chairman and CEO, Taylor Morrison Home Corporation Dwight Gibson Chief Commercial Officer, SPX FLOW K. David Kohler, President and Chief Executive Officer, Kohler Co John P Burke Chief Executive Officer, Trek Bicycle Corporation Christopher Kennedy Chairman, Joseph P. Kennedy Enterprises, Inc. Catherine M. Kilbane Former Senior Vice President, General Counsel and Secretary of The Sherwin Williams Company Daniel T. Hendrix President and CEO of Interface, Inc. and Chairman of the Board The Nominating and Governance Committee has oversight of ESG matters.

Sustainability Measures

ENVIRONMENTAL

- ✓ Carbon Neutral Certified
- ✓ SASB Aligned
- ✓ Climate Disclosure Year End Report
- ✓ Sustainable Plastics Insight Report
- ✓ LEED Certified
- ✓ Green Star Credited
- ✓ materialsCAN (Carbon Action Network)
- ✓ GreenCircle Certified Environmental Facts
- ✓ Environmental Product Declaration (EPD)
- ✓ Health Product Declaration (HPD)
- ✓ ISO 9001 and 14001 Certified
- ✓ WELL Building Standard
- ✓ NSF Certified

SOCIAL

- ✓ Gender Pay Gap Report
- ✓ Supplier Code of Conduct
- ✓ Code of Business Conduct and Ethics
- ✓ ISO 45001 Certified
- ✓ Safety Total Reportable Injury Rate
- ✓ Human Rights Policy
- ✓ Freedom of Association Policy
- ✓ D&I Policy

GOVERNANCE

- ✓ Anti-Corruption and Anti-Bribery Policy
- ✓ Corporate Governance Guidelines
- ✓ Majority Voting Director Resignation Policy
- ✓ Diverse Leadership Team and Board
- ✓ Ethics Practices Policy

Learn more about Interface's sustainability strategy, environmental commitment and social responsibility at:
https://investors.interface.com/corporate-responsibility-esg/default.aspx

Interface®

20

21 Alignment and Engagement with ESG-focused Agencies Interface is a signatory to the UN Global Compact. Our sustainability goals and activities are aligned with the UN Sustainable Development Goals (SDGs). GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY Unilever Patagonia IKEA Natura Nestle Danone Only company recognized consistently since survey inception SASB Aligned (See Appendix)

Financial Performance

23 GAAP Financial Results ($ in millions, except EPS) Third Quarter Year to Date 2020 2019 2020 2019 Net Sales $279 $348 $826 $1,004 Gross Profit 102 138 314 395 % of Net Sales 36.7% 39.5% 38.0% 39.4% SG&A Expense 88 93 256 291 % of Net Sales 31.6% 26.8% 31.0% 29.0% Restructuring Charges (2) 1 (3) 1 Goodwill and Intangible Asset Impairment Charge - - 121 - Operating Income/(Loss) 16 44 (60) 103 % of Net Sales 5.7% 12.5% (7.3%) 10.3% Net Income/(Loss) 6 26 (92) 63 % of Net Sales 2.1% 7.5% (11.1%) 6.3% Diluted EPS $0.10 $0.45 ($1.56) $1.06

24 Adjusted Financial Results* * See Appendix for a reconciliation on Non-GAAP figures ($ in millions, except EPS) Third Quarter Year to Date 2020 2019 2020 2019 Net Sales $279 $348 $826 $1,004 Adjusted Gross Profit 104 139 318 400 % of Net Sales 37.2% 39.9% 38.5% 39.8% Adj SG&A Expense 75 93 233 291 % of Net Sales 27.1% 26.8% 28.2% 29.0% Adjusted Operating Income 28 46 85 108 % of Net Sales 10.1% 13.1% 10.3% 10.8% Adjusted Net Income 17 27.7 51 67 % of Net Sales 5.9% 7.9% 6.2% 6.6% Adjusted Diluted EPS $0.28 $0.47 $0.88 $1.13 Adjusted EBITDA $37 $56 $108 $144

25 Adjusted EBITDA Growth ADJUSTED EBITDA* ($ in millions) * See Appendix for a reconciliation on Non-GAAP figures $141 $152 $185 $197 $162 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2016 2017 2018 2019 LTM Q3 2020 Steady Adjusted EBITDA growth prior to COVID-19 Pandemic

26 Adjusted Earnings Per Share ADJUSTED EARNINGS PER SHARE (DILUTED)* Our value creation strategy is generating solid earnings * See Appendix for a reconciliation on Non-GAAP figures $1.03 $1.18 $1.49 $1.59 $1.34 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2016 2017 2018 2019 LTM Q3 2020

27 0.7x 0.9x 2.9x 2.6x 2.9x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2016 2017 2018 2019 LTM Q3 2020 TOTAL DEBT ($ in millions) NET DEBT ($ in millions) NET DEBT / ADJUSTED EBITDA* Capitalization and Liquidity * See Appendix for a reconciliation on Non-GAAP figures ADJUSTED EBITDA* ($ in millions) $270 $230 $619 $596 $580 $0 $175 $350 $525 $700 2016 2017 2018 2019 Q3 2020 $105 $143 $538 $515 $476 $0 $175 $350 $525 $700 2016 2017 2018 2019 Q3 2020 $141 $152 $185 $197 $162 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 LTM Q3 2020

Appendix

29 64% 47% 41% 38% 26% 20% 19% 15% 10% 9% 9% 6% 4% 3% 2% 1% Close Alignment with the A&D Community Source: Floor Focus 2020 Top 250 Design Survey – October 2020 Floor Focus’ Annual Survey of the Top 250 Designers Shows Interface is Well Positioned to Compete on Product Characteristics and in the Most Relevant Categories Designers’ Top Priorities What are Designers Specifying? 30% 21% 18% 9% 7% 6% 3% 3% 2% 1%

30 Carbon Matters – To Us and To Our Customers Sources: Review of annual reports and press releases for our top 30 global customers based on full-year 2019 sales; Natural Capital Partners September 2019 report “Deeds Not Words: The Growth of Climate Action in the Corporate World”; Perkins&Will website; Architecture 2030 website End-Users • 90% of our top customers have publicly-declared, time-bound goals to reduce the carbon footprint of their enterprise • 23% of Fortune Global 500 companies have made a public commitment that they are, or will be by 2030, carbon neutral A&D Community • Perkins&Will recently launched Net-Zero Now. Interiors program with the goal of delivering a net-zero embodied carbon scheme for interior projects, pledging that: • By end of 2021, half of projects will be designed to be 100% Circular (i.e., focuses not just on recycling, but on designing cycles for biological and technical materials from the beginning) • By end of 2025, all projects will be designed to be 100% Circular • By 2030, all projects will be net-zero embodied carbon • Architecture 2030, a climate-focused non-profit, recently launched the 2030 Challenge for Embodied Carbon: • Asks the global architecture and building community to adopt phased target goals for embodied carbon emissions, with the intent to be net-zero embodied carbon by 2040 We believe our Carbon Neutral and Carbon Negative products are, and will be, a key differentiator with customers

Experienced and Talented Management Team

Management Team		
	**Dan Hendrix** *President, CEO & Chairman of the Board*	▪ CEO from 2001 – 2017, 2020; previous roles include executive vice president, CFO, treasurer ▪ Experience extends to virtually all aspects of the company's business, but with a particular emphasis on strategic planning and financial matters ▪ 30+ years at Interface
	**Bruce Hausmann** *Vice President & CFO*	▪ Vice President & CFO ▪ 3+ years at Interface ▪ 25+ years in various industries with equity and venture backed capital structures ▪ Previous leadership includes SVP & CFO at Aramark's DSD Sector, VP & Segment Controller at The Walt Disney Company
	**David Foshee** *Vice President, General Counsel & Secretary*	▪ Former Associate General Counsel ▪ Responsible for overseeing all legal affairs in the company, as well as corporate governance and supporting the Board of Directors in the carrying out of its fiduciary duties ▪ 20+ years at Interface
	**Greg Minano** *Vice President & Chief Human Resources Officer*	▪ Former VP of Strategy & Integration ▪ Led the integration of 2018-acquired Nora Systems, including organizational realignment, IT systems consolidation, and change management initiatives ▪ 15+ years at Interface
	**Jake Elson** *Vice President & Chief Information Officer*	▪ Vice President & CIO since 2019 ▪ 20+ years of IT leadership and transformation experience, bringing a holistic view of the company from the customer through distribution, supply chain, and manufacturing ▪ Previous leadership includes CIO of Design Group and 20 years at Kimberly-Clark
	**Erin Meezan** *Vice President & Chief Sustainability Officer*	▪ Leads a global team that provides technical assistance and support to the company's global business, addressing sustainability ▪ Responsible for creating a framework for and implementing the company's newest sustainability mission Climate Take Back
	**Lisa King, Ph.D.** *Vice President of Marketing and Innovation*	▪ Leads global brand and digital marketing for Interface and nora brands ▪ Responsible for company's innovation strategy and key product management initiatives ▪ Previous leadership roles across American Standard, Newell Rubbermaid, and The Boeing Company
	**Nigel Stansfield** *President, Interface EAAA*	▪ Responsible for setting and leading the company's growth strategy throughout the EAAA region ▪ 30+ years experience as a textile technologist, an expert in yarn, carpet, and carpet manufacturing ▪ 20+ years at Interface
	**Jim Poppens** *President, Interface Americas*	▪ Responsible for leading the strategy for the Americas business, overseeing operational and functional teams, including supply chain and production, finance, sales and marketing ▪ Led restructuring of the FLOR business and most recently served as Vice President of Corporate Marketing ▪ 30+ years of experience in marketing, sales and general management across a variety of industries including leadership roles at Newell Rubbermaid, Kellogg Company, and Coca-Cola

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32 State of the Office 1. As of September YTD 2020 2. Per Gensler Study “Culture beats strategy every time, and we anticipate demand to pick up in the coming quarters and believe there will be a recovering office market in the second half of 2021.” • “Design for Distance” campaign launched to respond to school and office re-designs during the COVID-19 environment. • Each product can use pattern and shading to guide traffic direction, zoning and other visual ques. • Interface should get more traction to accommodate social distancing measures as large companies and businesses begin to re-open. 44% of employees prefer to be back in the office full time 44% prefer a hybrid, a combination of 1-2 or 3-4 days at home2 Dan Hendrix, CEO 3Q20 Earnings Call End Market Diversification Importance of Office 80% of commercial business is Renovations and Remodel Post COVID-19 Initiatives

33 SASB Disclosures

Appendix: Reconciliation of Non-GAAP Figures

($ in millions)

	Q3 2019	Q3 2020	YTD 2019	YTD 2020
Net Sales as Reported (GAAP)	$348.4	$278.6	$1,003.5	$826.3
Impact of Changes in Currency	-	(5.6)	-	1.9
Organic Sales	$348.4	$273.1	$1,003.5	$828.2
Gross Profit as Reported (GAAP)	$137.7	$102.2	$395.0	$313.8
Purchase Accounting Amortization	1.3	1.4	4.6	4.0
Adjusted Gross Profit	$139.1	$103.6	$399.6	$317.8
SG&A Expense as Reported (GAAP)		$88.2		$255.9
Change in Equity Award Forfeiture Accounting		-		(1.4)
Restructuring, Asset Impairment, Severance and Other Charges		(7.7)		(16.6)
SEC Fine		(5.0)		(5.0)
Adjusted SG&A Expense		$75.5		$232.9

	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020
Operating Income as Reported (GAAP)	$130.9	$43.7	$15.9	$103.0	($60.2)
Purchase Accounting Amortization	5.9	1.3	1.4	4.6	4.0
Goodwill and Intangible Asset Impairment	-	-	-	-	121.3
Change in Equity Award Forfeiture Accounting	-	-	-	-	1.4
Restructuring, Asset Impairment, Severance and Other Charges	12.9	0.7	5.8	0.7	13.5
SEC Fine	-	-	5.0	-	5.0
Adjusted Operating Income*	$149.8	$45.7	$28.1	$108.2	$84.9

	Q3 2019	Q3 2020	YTD 2019	YTD 2020
Net Income as Reported (GAAP)	$26.2	$5.9	$62.8	($91.5)
Purchase Accounting Amortization	0.9	1.0	3.2	2.8
Goodwill and Intangible Asset Impairment	-	-	-	119.8
Impact of Change in Equity Award Forfeiture Accounting	-	-	-	1.1
Restructuring, Asset Impairment, Severance and Other Charges	0.5	4.6	0.5	10.8
Warehouse Fire Loss	-	-	-	3.2
SEC Fine	-	5.0	-	5.0
Adjusted Net Income	$27.7	$16.5	$66.5	$51.2

	2016	2017	2018	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020	LTM Q3 2020
Diluted EPS as Reported (GAAP)	$0.83	$0.86	$0.84	$1.34	$0.45	$0.10	$1.06	($1.56)	$ (1.28)
Purchase Accounting Amortization	-	-	0.38	0.08	0.02	0.02	0.06	0.05	0.07
Transaction Related Expenses	-	-	0.12	-	-	-	-	-	-
Goodwill and Intangible Asset Impairment	-	-	-	-	-	-	-	2.05	2.05
Impact of Change in Equity Award Forfeiture Accounting	-	-	-	-	-	-	-	0.02	0.02
Restructuring, Asset Impairment, Severance and Other Charges	0.20	0.08	0.26	0.17	0.01	0.08	0.01	0.18	0.35
Tax Act Expense (Benefit)	-	0.25	(0.11)	-	-	-	-	-	-
Warehouse Fire Loss	-	-	-	-	-	-	-	0.05	0.05
SEC Fine	-	-	-	-	-	0.09	-	0.09	0.09
Adjusted Diluted EPS*	$1.03	$1.18	$1.49	$1.59	$0.47	$0.28	$1.13	$0.88	$1.34

Note: Sum of reconciling items may differ from total due to rounding of individual components

Interface®

34

Appendix: Reconciliation of Non-GAAP Figures

($ in millions)	Q1 2020	Q2 2020	Q3 2020	YTD Q3 2020	LTM Q3 2020
Net Income as Reported (GAAP)	($102.2)	$4.7	$5.9	($91.5)	($75.1)
Income Tax Expense (Benefit)	1.5	2.6	1.6	5.7	10.7
Interest Expense	5.6	5.0	5.4	16.0	21.5
Depreciation and Amortization (excluding debt issuance cost amortization)	10.5	10.4	10.9	31.8	42.4
Stock Compensation Amortization (Benefit)	(2.9)	0.7	0.8	(1.4)	0.8
Purchase Accounting Amortization	1.3	1.3	1.4	4.0	5.4
Goodwill and Intangible Asset Impairment	121.3	-	-	121.3	121.3
Restructuring, Asset Impairment, Severance and Other Charges	(1.1)	8.8	5.8	13.5	25.7
Warehouse Fire		4.2	-	4.2	4.2
SEC Fine	-	-	5.0	5.0	5.0
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$34.0	$37.6	$36.9	$108.5	$161.8
Less: Capital Expenditures	(22.2)	(13.5)	(11.2)	(46.9)	(67.7)
Free Cash Flow	$11.8	$24.1	$25.7	$61.6	$94.1

($ in millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	YTD Q3 2019
Net Income as Reported (GAAP)	$7.1	$29.5	$26.2	$16.4	$62.8
Income Tax Expense (Benefit)	1.5	6.3	9.9	4.9	17.7
Interest Expense	6.8	6.8	6.6	5.5	20.2
Depreciation and Amortization (excluding debt issuance cost amortization)	10.6	10.7	10.1	10.6	31.4
Stock Compensation Amortization	2.8	2.0	1.7	2.2	6.5
Purchase Accounting Amortization	1.9	1.3	1.3	1.3	4.6
Restructuring, Asset Impairment, Severance and Other Charges	-	-	0.7	12.3	0.7
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$30.7	$56.7	$56.4	$53.3	$143.7

($ in millions)	2016	2017	2018	2019
Net Income as Reported (GAAP)	$54.2	$53.2	$50.3	$79.2
Income Tax Expense (Benefit)	25.0	47.3	4.7	22.6
Transaction Related Other Expense	-	-	4.2	-
Interest Expense	6.1	7.1	15.4	25.7
Depreciation and Amortization (excluding debt issuance cost amortization)	30.1	29.8	37.9	42.0
Stock Compensation Amortization	5.9	7.2	14.5	8.7
Purchase Accounting Amortization	-	-	32.1	5.9
Transaction and Integration Related Expenses	-	-	5.3	-
Restructuring, Asset Impairment, Severance and Other Charges	19.8	7.3	20.5	12.9
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$141.1	$152.0	$184.9	$197.0
Less: Capital Expenditures	(28.1)	(30.5)	(54.9)	(74.6)
Free Cash Flow	$113.0	$121.5	$130.0	$122.4

($ in millions)	2016	2017	2018	2019	Q3 2020
Total Debt	$270	$230	$619	$596	$580
Less: Cash	(166)	(87)	(81)	(81)	(104)
Net Debt	$105	$143	$538	$515	$476
Total Debt / LTM Net Income as Reported (GAAP)	5.0x	4.3x	12.3x	7.5x	(7.7x)
Net Debt / LTM Adjusted EBITDA	0.7x	0.9x	2.9x	2.6x	2.9x

Note: Sum of reconciling items may differ from total due to rounding of individual components
** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*

Interface®

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